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EXHIBIT 10.6

                     SECOND MODIFICATION TO
                      LICENSING AGREEMENT
                              FOR
              PNEUMATIC HAND TOOL EXHAUST MUFFLER

     Robert E. Sterling hereby agrees to a second modification of the Licensing Agreement entered into with Exhaust Technologies, Inc., in which Robert E. Sterling received 3,350,000 shares of Exhaust Technologies, Inc. common stock, as follows:

1) is replaced to read as follows:

     - Exhaust Technologies, Inc. must generate sales of the Pneumatic Hand Tool Exhaust Muffler of $-0- in 1998,
          $-0- in 1999, $-0- in 2000, $-0- in 2001 and $100,000
          for all the years thereafter.

3) this provision is deleted

4) is added to read as follows:

     This agreement is in effect for ninety-nine (99) years unless terminated by other provisions of the agreement.

All other conditions of the original agreement remained unchanged. Copies of the original agreement modification are hereby attached.

/s/ Robert E. Sterling
Exhaust Technologies,  Inc.
President

/s/ Robert E. Sterling